UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2006 (July 31, 2006)

                      Dean Witter World Currency Fund L.P.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                         0-23826                13-3700691
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification No.)

c/o Demeter Management Corporation, 330 Madison Avenue, 8th Floor, New York,
NY 10017
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (212) 905-2700

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.
            ----------------------------------------------

      Effective July 31, 2006, Demeter Management Corporation, the general partner of the Registrant (the "General Partner"), terminated all trading on behalf of the Registrant.

      In connection with the termination of trading on behalf of the Registrant, effective July 31, 2006, the General Partner terminated the following management agreements with the trading advisors of the Registrant, pursuant to which the trading advisors trade the Registrant's assets in futures, options and forward currency markets: (i) the Management Agreement dated as of April 2, 1993, and amended as of November 30, 2000, among the Registrant, the General Partner and Millburn Ridgefield Corporation and (ii) the Management Agreement dated as of June 1, 1995, and amended as of November 30, 2000, among the Registrant, the General Partner and John W. Henry & Company, Inc. (collectively, the "Management Agreements").

      There are no penalties that have been incurred by any of the parties as a result of the termination of the Management Agreements.

Item 8.01.  Other Events.
            ------------

      In connection with the termination of trading on behalf of the Registrant as described in Item 1.02 above, the General Partner will commence dissolution of the Registrant pursuant to the Registrant's Limited Partnership Agreement.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        DEAN WITTER WORLD CURRENCY FUND L.P.

Date:  August 1, 2006   By:   Demeter Management Corporation
                              as General Partner

                         /s/ Walter Davis
                        ------------------------------------
                        Name:   Walter Davis
                        Title:  President